Yasheng 10-Q

Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, William Lieberman, the President, Chief Executive Officer, Principal Accounting Officer and Principal Financial Officer of Yasheng Eco-Trade Corporation (f/k/a VORTEX RESOURCES CORP.) (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2010

/s/ William Lieberman
William Lieberman
President, Chief Executive Officer, Principal Accounting Officer and Principal Financial Officer